Victory Funds

 Victory Market Neutral Income Fund

Victory US 500 Enhanced Volatility Wtd Index Fund

Supplement dated December 22, 2020

to the Prospectuses dated November 1, 2020 (“Prospectuses”)

In “Investing with the Victory Funds” the sections below are replaced, in their entirety, as follows.

Eligibility of Individuals Associated with the Victory Funds, USAA Mutual Funds, and Fund Service Providers

Current and retired Victory Funds and USAA Mutual Funds trustees and the officers, directors, trustees, employees, and family members of employees of the Adviser or Affiliated Providers are eligible to purchase the lowest expense share class offered by a Fund. In the case of Class A shares, such purchases are not subject to a front-end sales charge. “Affiliated Providers” are affiliates of the Adviser and organizations that provide services to the Trust.

Class C Share Conversion

Class C shares of a Fund will automatically convert to Class A shares of the Fund in the month following the 10-year anniversary date of the purchase of the Class C Shares. Effective January 1, 2021, Class C shares of the Fund will automatically convert to Class A shares in the month following the eight-year anniversary date of the purchase of the Class C shares. Your financial intermediary may have a conversion schedule which is shorter than eight years. Class C conversions will be effected at the relative NAV of each such class without the imposition of any sales charge, fee or other charge.

You may be able to voluntarily convert your Class C shares before the stated anniversary to a different share class of the same Fund that has a lower total annual operating expense ratio provided certain conditions are met. This voluntary conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.